EQUIPMENT LOANS	12 Months Ended
Dec. 31, 2020
Note 14 - EQUIPMENT LOANS

The Company has entered into loans for mining equipment maturing in 2021 with fixed interest rates of 6.29% per annum. The Company’s obligations under the loans are secured by the mining equipment. As at December 31, 2020, plant, equipment, and mining properties includes a net carrying amount of $442 (December 31, 2019 - $559) for this mining equipment.

The contractual maturities and interest charges in respect of the Company’s obligations under the equipment loans are as follows:

	December 31,	December 31,
	2020	2019
Not later than one year	$73	$228
Later than one year and not later than five years	-	73
Less: Future interest charges	(1)	(12)
Present value of loan payments	72	289
Less: current portion	(72)	(199)
Non-current portion	$-	$90

The equipment loan credit facilities are a component of the master credit facilities described in Note 15.